PULMATRIX
2021 Shareholder Meeting

June 17, 2021



PULMATRIX

NASDAQ: PULM

Safe Harbor

This presentation contains forward-looking statements. All statements other than statements of historical fact contained herein, including statements regarding our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results, are forward-looking statements. Words such as "anticipates," "assumes," "believes," "can," "could," "estimates," "expects," "forecasts," "guides," "intends," "is confident that," "may," "plans," "seeks," "projects," "targets," and "would," and their opposites and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, Inc. (the "Company"), as set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K, as may be supplemented or amended by the company's Quarterly Reports on Form-10Q. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

CAUTION: We have not received approval from the FDA, or any other regulatory entity, to market our therapeutic candidates in the United States or in any other jurisdictions. Our therapeutic candidates, including Pulmazole, PUR1800, and PUR3100 are classified by the FDA as investigational drugs and are limited by Federal (or United States) law to investigational use only and will require additional studies to make definitive conclusions and claims about such candidates' safety or efficacy.

PULMATRIX

Seasoned Management Team

Deep expertise in respiratory diseases & drug delivery technology across all stages of development



Ted Raad – *CEO & Director*

- Previously Chief Business Officer of Pulmatrix
- 20 years of commercial healthcare and life sciences leadership experience
- Former Chief Commercial Officer at Option Care



Rhonda Chicko – *Strategic Advisor, Finance*

- 25+ years of experience in early-stage and high growth biotechnology and financial services sectors
- Formerly Chief Financial Officer of Scholar Rock Holding and VP of Finance at Editas Medicine



Rusty Clayton, MD – *Medical Director & Strategic Advisor*

- 15+ years of executive experience in pharmaceutical, biologics and medical device development
- Former Chief Medical Officer at Alcresta Therapeutics
- Board certified pediatric pulmonologist



Jason Perry – *CMC & Pharmaceutical Development*

- 15 years of experience developing pharmaceutical products
- Prior formulation and process development roles at Alkermes advancing oral and inhaled dosage products



Audrey Rossow – *Clinical Operations*

- 25+ years of operations experience in all phases of clinical trials
- Prior roles in pharmaceutical companies, contract research organizations and patient recruitment



Michelle Siegert – *Finance*

- Joined Pulmatrix in 2010 and has held numerous roles of increasing responsibility
- 25+ years of financial, transactional and operational experience in both private and public companies



Aidan Curran, PhD – *Research*

- Previously Director of Inhalation Technology at Huntingdon Life Sciences
- Spent over a decade in academic research and has more than 30 peer reviewed manuscripts



Steven Kramer – *Quality*

- 11+ years with Pulmatrix holding numerous roles
- Previously held positions at Alkermes and AMAG Pharmaceutical
- 15+ years experience in quality assurance & control



Michael Lipp, PhD – *Advisor CMC Strategy*

- Currently SVP of Pharmaceutical Development at Nocion Therapeutics
- 20+ years experience in pharmaceutical development and drug delivery technologies

PULMATRIX

Credentialed Board of Directors

Board of Directors with extensive experience in public and private life sciences companies



Michael J. Higgins – *Chairman*
- Entrepreneur-in-residence at Polaris Partners and Board Member of Genocea, Voyager, Kindex, Madauder and Sea Pharmaceuticals
- Former SVP, COO, and CFO at Ironwood



Ted Raad – *CEO & Director*
- Previously Chief Business Officer of Pulmatrix
- 20 years of commercial healthcare and life sciences leadership experience
- Former Chief Commercial Officer at Option Care



Chris Cabell, MD, MHS, FACC – *Director*
- SVP and Head of Clinical Development at Emergent BioSolutions
- Former Head of R&D at Arena Pharmaceuticals



Todd Bazemore – *Director*
- COO of Kala Pharmaceuticals
- Former EVP and COO of Santhera Pharmaceuticals and EVP and CCO of Dyax Corp.



Mark Iwicki – *Director*
- Current Executive Chairman at Kala Pharmaceuticals
- Former CEO of Civitas Pharmaceuticals and Sunovion Pharmaceuticals
- Board Member of Kala, Nimbus and Merus



Rick Batycky – *Director*
- CEO of Nocion Therapeutics
- Former Chief Scientific Officer and founder of Civitas Therapeutics

PULM (NASDAQ) Investment Highlights

Enabling Technology

- Proprietary iSPERSE platform technology that seeks to optimize pharmacokinetics and pharmacology in respiratory and non-respiratory therapeutics
- A scalable platform with applicability across drug classes and dry-powder delivery devices to support pipeline development

Innovative Therapies

- **PUR1800**: Inhaled kinase inhibitor treatment for acute exacerbations in COPD (AECOPD). Ph1b clinical study and long-term toxicology studies are underway with all data anticipated in Q4 2021. PUR1800 represents ~$2.4B U.S. peak net revenue potential[1] in AECOPD.
- **PUR3100**: Inhaled DHE, acute migraine treatment with ~$575M U.S. peak net revenue potential[1] is planned to begin Ph1 / Ph2 proof-of-concept clinical trial in Q1 2022 with data anticipated in Q4 2022
- **Pulmazole**: Inhaled anti-fungal program in Asthma patients with Allergic Bronchopulmonary Aspergillosis ready to enter Ph2b proof-of-concept clinical trial following the resolution of contractual dispute with Cipla[2]

Strong Financial Position

- Cash balances fund operations through anticipated PUR1800 Ph1b and PUR3100 Ph1 / Ph2 milestones and, should Pulmatrix ultimately re-acquire Pulmazole from Cipla, begin the Pulmazole Ph2b study

PULMATRIX

1. Physician Interviews and Payer Interviews; ClearView Health Partners Analysis; net revenues at loss of exclusivity
2. Pulmatrix is in an ongoing contractual dispute with Cipla Technologies, LLC, Pulmatrix's development partner, regarding the development of Pulmazole which may result in delays to our proposed clinical program and lead to arbitration against Cipla in order to regain sole ownership of the program.

Pipeline Presents Multiple Potential Value Inflection Points

iSPERSE™ enabled products span across multiple therapeutic categories

Product Pipeline	Indication	2021 (Q1 Q2 Q3 Q4) · 2022 (Q1 Q2 Q3 Q4) · 2023 (Q1 Q2 Q3 Q4)
PUR1800 *NSKI*	Acute Exacerbations in Chronic Obstructive Pulmonary Disease (AECOPD)	Ph1b → **Ph1b Data Anticipated** Tox Studies → **6- & 9-Month Toxicology Data Anticipated**
PUR3100 *DHE*	Acute Migraine	Ph1 / Ph2 → **Ph1/Ph2 (POC) Data Anticipated**
Pulmazole *Anti-fungal* *(Cipla Partnership)*	Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma	Ph2b Study Anticipated to Start Following the Resolution of Contractual Dispute with Cipla[1]

FEND[2] (NasoCalm)	Pulmatrix licensed NasoCalm formulations (PUR003 and PUR006), now re-branded as FEND, to Sensory Cloud in April 2020

PULMATRiX

1. Pulmatrix is in an ongoing contractual dispute with Cipla Technologies, LLC, Pulmatrix's development partner, regarding the development of Pulmazole which may result in delays to our proposed clinical program and lead to arbitration against Cipla in order to regain sole ownership of the program.
2. Out-license to Sensory Cloud

PUR1800: $2.4B U.S. Peak Net Revenue Opportunity

iSPERSE enabled NSKI for treatment of acute exacerbations in COPD (AECOPD)

Overview

Inhaled p38, Syk, Src Kinase Inhibitor with Potential for AECOPD

iSPERSE Formulation of Janssen's RV1162 Narrow Spectrum Kinase Inhibitor (NSKI)

- PUR1800 potentially represents up to ~$2.4B peak net revenue opportunity in the U.S. as an inhaled non-steroidal treatment of AECOPD
- In pre-clinical studies, RV1162 demonstrated multifactorial efficacy in steroid-resistant inflammation
- In clinical studies, RV1162 lactose blend demonstrated target engagement, anti-inflammatory activity, safety and tolerability in a 12-day study with stable COPD patients
- PUR1800, the iSPERSE formulation of RV1162, has the potential to achieve 2 to 3-fold greater lung exposure of the RV1162 lactose blend's "effective dose" while improving safety margins and potential for long-term dosing

Prescriber Reported PUR1800 Utilization

~18M U.S. Annual Moderate to Severe AECOPD Episodes

Treatment Option	Current Use	Expected Use
PUR1800 (+ oral corticosteroids and/or antibiotics)	0%	~35%
Oral Corticosteroids + Antibiotics	~58%	~34%
Antibiotics Alone	~13%	~10%
Oral Corticosteroids Alone	~25%	~18%
No Treatment	~4%	~3%

Pricing Potential & Market Access

70% payer market access with minimal use restrictions and launch price of $650 per incident

PULMATRiX

Source: Peak revenues expected at loss of market exclusivity, ~14 years post launch and also includes discount for patient compliance, patient persistence, and gross-to-net adjustment; Estimate based on ClearView Analysis, which included qualitative physician surveys and interviews; # Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

First in Human Study of RV1162 (NSKI)

RV1162 study results demonstrated target engagement and ant-inflammatory effect

RV1162 Reduced p38 MAPK Phosphorylation



p38 phosphorylation
p=0.73
p=0.01
25.0
20.0
15.0
10.0
5.0
0.0
% p38 phosphorylation
Sc
d12
Sc2
d123
Placebo
RV1162

RV1162 Reduced Sputum Neutrophils



Neutrophils
p=0.68
p=0.02
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
Sputum neutrophils
(LogX10⁶ ceiling sputum)
Sc
d12
Sc2
d123
Placebo
RV1162

Clinical Data Summary

- RV1162 lactose blend was well tolerated in human study including stable moderate-to-severe COPD subjects: ClinicalTrials.gov NCT01970618
- RV1162 lactose blend reduced the level of p38 phosphorylation demonstrating target engagement
- 12 days of patient dosing shows onset of anti-inflammatory benefit after a short dosing regimen
- RV1162 lactose blend showed dose-proportionality, linear kinetics, and minimal variability between subjects
- RV1162 was safe and well tolerated

PULMATRiX

Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD

28-Day GLP Toxicology Study[1] Resulted in PUR1800 Improved Safety Margins Relative to RV1162

iSPERSE Enabled Higher LUNG Dosing and Potentially Longer-term Dosing with PUR1800

PUR1800 Results

500 µg Nominal Dose ▶ **~300 µg Lung Dose**

Dose proportional systemic exposure
Reduced potential for lung drug accumulation
No noteworthy clinical signs

Janssen RV1162 Lactose Blend Data

500 µg Nominal Dose Resulted in ~125 µg Lung Dose

Observations

- ✔ **Data supports maximum PUR1800 nominal clinical dose of 550 µg and ability to deliver ~2.5X lung dose than RV1162**
- ✔ **Improved physical and chemical stability of PUR1800 vs. RV1162**
- ✔ **Low drug accumulation indicates potential for longer term dosing**

PULMATRIX

1 - Data on file

PUR1800 Phase 1b Trial in Stable COPD

Phase 1b: Safety study bridging from lactose formulation to iSPERSE formulation

Randomized, double-blind, 3-way crossover study; 3 Dose Groups (2 active, 1 placebo) with 15 pts. 14 days of daily dosing, with 28-day crossover and 28-day follow-up

15 Stable COPD Patients

Randomized to 1 of 3 treatment arms

Placebo	PUR1800 (250 µg)	PUR1800 (500 µg)
PUR1800 (250 µg)	Placebo	PUR1800 (500 µg)
PUR1800 (250 µg)	PUR1800 (500 µg)	Placebo

225 µg iSPERSE PUR1800 ≈ 500 µg Janssen RV1162 lactose Blend
(based on predicted lung deposition)

Endpoints

- Safety & Tolerability
- Pulmonary function (FEV_1) Days 1, 7 and 14
- Systemic and sputum pharmacokinetics Days 1, 7 and 14
- Target engagement and efficacy pharmacodynamics Days 1, 7 and 14

Upcoming Milestones

2021

Q1	Q2	Q3	Q4
Phase 1b 1st Patient Dosed (02/2021)			Phase 1b Data Anticipated

PULMATRIX

PUR3100: $575M Peak Net Revenue Opportunity in the U.S.

iSPERSE enabled dihydroergotamine (DHE) for inhaled treatment of acute migraine

Overview

- Large market with significant unmet need in treatment of acute migraine
- Lung delivery offers many potential advantages including fast acting pain relief and symptom control with a favorable tolerability profile
- Recent commercial success of CGRP products has expanded the migraine market and demonstrated a demand for branded innovative products
- iSPERSE mitigates manufacturing / device issues leading to MAP0004 FDA complete response while enabling similar pharmacokinetics in order to pursue a similar development plan in which MAP0004 achieved Ph3 clinical endpoints

Forecast Build

Physician and Patient Feedback

- 40% — % of triptan patients experiencing a suboptimal response
- 44% — % of patients ranking *"starts to show improvement by 30 minutes"* as the #1 most important product attribute
- ~63% — % of patients responding that they would prefer PUR3100 over nasal DHE administration
- 40% — % increase in likelihood that a physician will prescribe after a patient request for PUR3100
- 40% — % of patients who may proactively request PUR3100

$575M Peak Net Revenue

Payer Feedback

- 2 — generic treatment failures required
- 8 — per month quantity limit
- 60% — market access at $880 per month

Source: Physician Interviews; Payer Interviews; Patient Research: ClearView Analysis.

* Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~16 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

PULMATRiX

Inhaled DHE (MAP0004) Can Achieve Pain Freedom in < 30 Minutes

Other acute migraine therapies have slower efficacy: triptan at ~1 hour and CGRP at ~2 hours

Significant Pain Freedom by 30 Minutes[1, 2]



% Patients
60
50
40
30
20
10
0
MAP0004
Placebo
10 Min
30 Min
60 Min
2 Hr
4 Hr
24 Hr
48 Hr
Time

Effective DHE Concentration within ~5 Minutes [3]



Mean DHE Concentration (pg/mL)
100000
10000
1000
100
1 Actuation (N=6)
2 Actuations (N=6)
4 Actuations (N=12)
6 Actuations (N=12)
IV (N=16)
0
5
10
15
20
25
30
Time (Minutes)

PUR3131-1A Plasma Levels Similar to Modelled MAP0004 in Dogs



Plasma DHE (ng/mL)
100.0
10.0
1.0
0.1
MAP0004 250 ug/kg
PUR3131-1A 250 ug/kg
0
2
4
6
8
10
12
14
16
Time (h)

PULMATRIX

Sources: [1]Aurora, S. K., et al. (2009). "A Randomized, Double Blind, Placebo-Controlled Study of MAP0004 in Adult Patients With Migraine." *Headache: The Journal of Head and Face Pain* 49(6): 826-837. [2]Aurora, S. K., et al. (2011). "MAP0004, Orally Inhaled DHE: A Randomized, Controlled Study in the Acute Treatment of Migraine." *Headache: The Journal of Head and Face Pain* 51(4): 507-517. [3]Armer, T. A., et al. (2011). "Toxicological Assessment of Dihydroergotamine after Chronic Inhalation in Dogs." *Toxicologic Pathology* 39(3): 544-552.

PUR3100 Two-Part Ph1/Ph2 Study Intended to Demonstrate Proof of Concept and Enable Pivotal Study

PUR3100 Effectiveness Evaluated in Both Part 1 and Part 2

Healthy Migraineurs

32 patients

Randomized to dose group

Phase 1 (Part 1) Safety & PK

- Placebo (n=8)
- Dose 1 (n=8)
- Dose 2 (n=8)
- Dose 3 (n=8)

Interim Analysis
Safety/PK Analysis
Dose Selection

Healthy Migraineurs

66 additional patients randomized evenly across 3 groups

Phase 2 (Part 2) Dose Confirmation

- Placebo (n=22)
- Dose 1 (n=22)
- Dose 2 (n=22)

2022

Q1	Q2	Q3	Q4

Phase 1/ Phase 2 Trial Start Anticipated

Phase 2 Data Anticipated

Part 1-Safety/PK

- Initial assessment of 32 patients of PK and acute safety in clinic
- 7 days after PK, patients provided with dose to administer at home during next migraine over 28 days and record safety and efficacy data

Part 2-Dose Confirmation

- Following interim safety/PK analysis, additional 66 patients are randomized across placebo or one of two doses
- Patients provided with dose to administer at home during next migraine over 28 days and record safety and efficacy data

PULMATRiX

Pulmazole: $1.5B U.S. Peak Net Revenue Opportunity

iSPERSE enabled antifungal itraconazole for inhaled treatment of ABPA in patients with asthma

Overview

- Pulmatrix is in an ongoing contractual dispute with Cipla Technologies, LLC, Pulmatrix's development partner, regarding the development of Pulmazole which may result in delays to our proposed clinical program and lead to arbitration against Cipla in order to regain sole ownership of the program.
- iSPERSE enables itraconazole delivery to the lung, enabling Pulmazole potential to address the underlying cause of disease while avoiding side effects of oral antifungal therapy and prolonged steroid treatment
- Pulmazole has the potential to increase overall antifungal use and shift Pulmazole to first line treatment for ABPA and represents ~$1.5B U.S. peak net revenue opportunity[1]
- Successful FDA Type C meeting enables a Ph2b study start following the resolution of contract dispute with Cipla.

Forecast Build

1st Line Antifungal Usage May More than Double



65%
>2x
30%
Current Use
Future Use

Payers Interviewed Suggested ~80% Market Access and ~$40K Annual Treatment Cost Similar to TOBI Podhaler and Severe Asthma Biologics

Xolair omalizumab | Nucala mepolizumab | CINQAIR (reslizumab) Injection 100 mg/10 mL | TOBI Podhaler Tobramycin Inhalation Powder 28 mg per capsule

PULMATRIX

1. Source: Physician Interviews; Payer Interviews; ClearView Analysis. Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~11 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

Pulmazole: Potential to Change Standard of Care for ABPA

Phase 1/1b study successfully set all endpoints

Phase 1/1b Part 1 & 2: SAD and MAD Key Results

Demonstrated safety and tolerability of Pulmazole administered up to 14 days
~100–400 fold lower plasma exposure over 24 hours than expected with oral Sporanox

Phase 1/1b Part 3: Single Dose Crossover Pulmazole 20mg Versus Single Dose Sporanox 200mg Oral

~50 Fold Higher Lung Exposure

~85 Fold Lower Plasma Exposure

1/10th of Dose

PULMATRiX

Source: Hava, D. L., et al. (2020). "A phase 1/1b study of PUR1900, an inhaled formulation of itraconazole, in healthy volunteers and asthmatics to study safety, tolerability and pharmacokinetics." *Br J Clin Pharmacol*: 86(4): 723-733

Phase 2b Study Intended to Demonstrate Proof of Concept in Patients with Asthma and ABPA

Successful FDA Type C meeting enables Ph2b study potential start following the resolution of contractual dispute with Cipla[1]

Patient Profile

Patients (M/F, ages 18–80) with confirmed asthma and ABPA


Screen
< 4 weeks >
Placebo (n=6)
Pulmazole 20mg (n=12)
Pulmazole 40mg (n=12)
< 16 weeks >
Observation
< 8 weeks >
Open Label Extension

Potential Timeline


Year 1
Q1
Q2
Q3
Q4
Year 2
Q1
Q2
Q3
Q4
Phase 2b Start
Phase 2b Data Anticipated

Study Design

- Randomized double-blind placebo-controlled study (N=30 patients)
- Patients are dosed Pulmazole or placebo for16 weeks on top of standard of care (baseline asthma therapies, oral steroids)

Endpoints

- FEV_1
- Exacerbations
- Safety and tolerability
- ACQ-6
- Serum IgE
- Sputum culture

PULMATRIX

1. Pulmatrix is in an ongoing contractual dispute with Cipla Technologies, LLC, Pulmatrix's development partner, regarding the development of Pulmazole which may result in delays to our proposed clinical program and lead to arbitration against Cipla in order to regain sole ownership of the program.

Our Mission

PULMATRiX

PULMATRiX is committed to the development and commercialization of novel and transformational medicines for patients all over the world, using our proprietary iSPERSE™ technology to optimally deliver both respiratory and non-respiratory therapies via the respiratory system.